The Cincinnati Insurance Company ■ The Cincinnati Indemnity Company
The Cincinnati Casualty Company ■ The Cincinnati Specialty Underwriters Insurance Company
The Cincinnati Life Insurance Company ■ CFC Investment Company ■ CSU Producer Resources Inc.
Cincinnati Global Underwriting Ltd. ■ Cincinnati Global Underwriting Agency Ltd.

Investor Contact: Dennis E. McDaniel, 513-870-2768
CINF-IR@cinfin.com

Media Contact: Betsy E. Ertel, 513-603-5323
Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings

Cincinnati, May 10,2021 – Cincinnati Financial Corporation (Nasdaq: CINF) today announced that based on preliminary voting results at the company’s annual meeting on May 8, 2021, shareholders elected all directors for one-year terms to the 14-member board. Shareholders also approved a nonbinding resolution to approve the compensation for the company’s named executive officers and ratified the selection of Deloitte & Touche LLP as independent registered public accounting firm for 2021.
Steven J. Johnston, chairman, president and chief executive officer, commented: “We thank shareholders for their interest and participation in the affairs of the company and for approving our proposals, our selection of Deloitte & Touche and our nominees to the board. Our highly engaged group of directors brings diversity of thought and experience to guide long-term strategic plans for Cincinnati Financial Corporation, as we work to create increasing value for shareholders.”
Directors elected to the board for terms of one year are:
•Thomas J. Aaron, CPA, executive vice president and chief financial officer (retired) of Community Health Systems Inc.
•William F. Bahl, CFA, CIC, chairman of Bahl & Gaynor Investment Counsel Inc. and the lead independent director of Cincinnati Financial Corporation
•Nancy C. Benacci, head of research (retired) of KeyBanc Capital Markets
•Linda W. Clement-Holmes, chief information officer (retired) of The Procter & Gamble Company
•Dirk J. Debbink, chairman and chief executive officer of MSI General Corporation
•Steven J. Johnston, FCAS, MAAA, CFA, CERA, chairman, president and chief executive officer of Cincinnati Financial Corporation
•Kenneth C. Lichtendahl, director of development and sales (retired) of Heliosphere Designs LLC
•Jill P. Meyer, Esq., president and chief executive officer of the Cincinnati USA Regional Chamber
•David P. Osborn, CFA, president of Osborn Williams & Donohoe LLC
•Gretchen W. Schar, executive vice president, chief financial and administrative officer (retired) of Arbonne International LLC
•Charles O. Schiff, executive vice president, secretary and treasurer or John J. & Thomas R. Schiff & Co. Inc.
•Douglas S. Skidmore, chief executive officer of Skidmore Sales & Distributing Company Inc.
•John F. Steele, Jr., chairman and chief executive officer of Hilltop Basic Resources Inc.
•Larry R. Webb, CPCU, president of Webb Insurance Agency Inc.

The board also met on May 8 and announced committee service for the coming year, in line with the independence requirements of applicable law and the listing standards of Nasdaq:
•Audit – Gretchen W. Schar (chairperson), Thomas J. Aaron, William F. Bahl, Nancy C. Benacci, Linda W. Clement-Holmes, Dirk J. Debbink, and David P. Osborn
•Compensation – David P. Osborn (chairperson), Linda W. Clement-Holmes, Kenneth C. Lichtendahl and Gretchen W. Schar
•Executive – Steven J. Johnston (chairperson), William F. Bahl, Douglas S. Skidmore, John F. Steele, Jr. and Larry R. Webb
•Investment – Steven J. Johnston (chairperson), William F. Bahl, Nancy C. Benacci, David P. Osborne, Charles O. Schiff and Larry R. Webb
•Nominating – William F. Bahl (chairperson), Linda W. Clement-Holmes, Dirk J. Debbink, Jill P. Meyer, Gretchen W. Schar and Douglas S. Skidmore

About Cincinnati Financial
Cincinnati Financial Corporation offers primarily business, home and auto insurance through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that
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market those policies may offer products of our other subsidiaries, including life insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:                            Street Address:
P.O. Box 145496                            6200 South Gilmore Road
Cincinnati, Ohio 45250-5496                        Fairfield, Ohio 45014-5141

Safe Harbor
This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2020 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 34.
Factors that could cause or contribute to such differences include, but are not limited to:
•Effects of the COVID-19 pandemic that could affect results for reasons such as:
◦Securities market disruption or volatility and related effects such as decreased economic activity that affect the company’s investment portfolio and book value
◦An unusually high level of claims in our insurance or reinsurance operations that increase litigation-related expenses
◦An unusually high level of insurance losses, including risk of legislation or court decisions extending business interruption insurance in commercial property coverage forms to cover claims for pure economic loss related to the COVID-19 pandemic
◦Decreased premium revenue and cash flow from disruption to our distribution channel of independent agents, consumer self-isolation, travel limitations, business restrictions and decreased economic activity
◦Inability of our workforce, agencies or vendors to perform necessary business functions
•Ongoing developments concerning business interruption insurance claims and litigation related to the COVID-19 pandemic that affect our estimates of losses and loss adjustment expenses or our ability to reasonably estimate such losses, such as:
◦The continuing duration of the pandemic and governmental actions to limit the spread of the virus that may produce additional economic losses
◦The number of policyholders that will ultimately submit claims or file lawsuits
◦The lack of submitted proofs of loss for allegedly covered claims
◦Judicial rulings in similar litigation involving other companies in the insurance industry
◦Differences in state laws and developing case law in the relatively few decisions rendered to date
◦Litigation trends, including varying legal theories advanced by policyholders
◦Whether and to what degree any class of policyholders may be certified
◦The inherent unpredictability of litigation
•Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes
•Increased frequency and/or severity of claims or development of claims that are unforeseen at the time of policy issuance
•Inadequate estimates, assumptions or reliance on third-party data used for critical accounting estimates
•Declines in overall stock market values negatively affecting the company’s equity portfolio and book value
•Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets
•Domestic and global events resulting in capital market or credit market uncertainty, followed by prolonged periods of economic instability or recession, that lead to:
◦Significant or prolonged decline in the fair value of a particular security or group of securities and impairment of the asset(s)
◦Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities
◦Significant rise in losses from surety and director and officer policies written for financial institutions or other insured entities
•Our inability to integrate Cincinnati Global and its subsidiaries into our ongoing operations, or disruptions to our ongoing operations due to such integration
•Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies
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•Difficulties with technology or data security breaches, including cyberattacks, that could negatively affect our ability to conduct business; disrupt our relationships with agents, policyholders and others; cause reputational damage, mitigation expenses and data loss and expose us to liability under federal and state laws
•Disruption of the insurance market caused by technology innovations such as driverless cars that could decrease consumer demand for insurance products
•Delays, inadequate data developed internally or from third parties, or performance inadequacies from ongoing development and implementation of underwriting and pricing methods, including telematics and other usage-based insurance methods, or technology projects and enhancements expected to increase our pricing accuracy, underwriting profit and competitiveness
•Increased competition that could result in a significant reduction in the company’s premium volume
•Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages
•Inability to obtain adequate ceded reinsurance on acceptable terms, amount of reinsurance coverage purchased, financial strength of reinsurers and the potential for nonpayment or delay in payment by reinsurers
•Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that segment could not achieve sustainable profitability
•Inability of our subsidiaries to pay dividends consistent with current or past levels
•Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:
◦Downgrades of the company’s financial strength ratings
◦Concerns that doing business with the company is too difficult
◦Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace
◦Inability or unwillingness to nimbly develop and introduce coverage product updates and innovations that our competitors offer and consumers expect to find in the marketplace
•Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:
◦Impose new obligations on us that increase our expenses or change the assumptions underlying our critical accounting estimates
◦Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations
◦Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business
◦Add assessments for guaranty funds, other insurance‑related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes
◦Increase our provision for federal income taxes due to changes in tax law
◦Increase our other expenses
◦Limit our ability to set fair, adequate and reasonable rates
◦Place us at a disadvantage in the marketplace
◦Restrict our ability to execute our business model, including the way we compensate agents
•Adverse outcomes from litigation or administrative proceedings
•Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002
•Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others
•Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location
Further, the company’s insurance businesses are subject to the effects of changing social, global, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.
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